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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                          Date of Report: May 28, 1998


                          AirTouch Communications, Inc.


    Delaware                         1-12342                    94-3213132
(State or other                  (Commission File             (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)


             One California Street, San Francisco, California 94111
--------------------------------------------------------------------------------
               (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code: (415) 658-2000



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Item 7. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

        The financial statements of U S WEST NewVector Group, Inc. for the three month period ended March 31, 1998 are incorporated by reference to Exhibit 99.1 to this Form 8-K.

(b)  Pro forma financial information.

        The pro forma financial information required by Article 11 of Regulation S-X is incorporated by reference to Exhibit 99.2 to this Form 8-K.

(c)  Exhibits.

Exhibit 12     Computation of Ratio of Earnings to Fixed Charges.

Exhibit 99.1 U S WEST NewVector Group, Inc. and Subsidiaries Condensed Consolidated Financial Statements for the Three Months Ended March 31, 1998.

Exhibit 99.2 Pro Forma Condensed Combined Financial Statements for the Three Months Ended March 31, 1998.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AIRTOUCH COMMUNICATIONS, INC.


                                    By: /s/ MOHAN S. GYANI
                                       -----------------------------------------
                                       Mohan S. Gyani
                                       Executive Vice President and
                                       Chief Financial Officer


Date: May 28, 1998


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Exhibits Index

Exhibit 12     Computation of Ratio of Earnings to Fixed Charges.

Exhibit 99.1 U S WEST NewVector Group, Inc. and Subsidiaries Condensed Consolidated Financial Statements for the Three Months Ended March 31, 1998.

Exhibit 99.2 Pro Forma Condensed Combined Financial Statements for the Three Months Ended March 31, 1998.